Schedule 4

                                                                   Translation

Conditions on gigantissimo 2321 AB to be renamed narvarme acquisition iii AB's Convertible DEBENTURE Loan 2002 - 2027

1.       Definitions

         All the references to the following definitions in these terms and conditions shall have the meaning presented below:

           "Banking day" a day, which is not a Sunday or other public holiday in Sweden, or which, with respect to the payment of debt instruments, is not the equivalent of a public holiday under Swedish law.

           "Board"              the board of the Company

           "Company"            Gigantissimo  2321 AB, to be  renamed  Narvarme
                                Acquisition  III AB, company registration number
                                55614-6642

           "Conversion"         the exchange of the convertible claim for new
                                shares in the Company

           "Creditor"           a person in possession of the convertible claim

2.       Amount of loan, interest rate and payment undertaking

         The loan amounts to SEK 470,000,000.

           The loan is evidenced by convertible debenture certificates, a copy of which is attached hereto as appendix 1.The debentures shall, at the time of issue, have a par value of SEK 37,600 or whole multiples thereof. The Company covenants and agrees to exchange the subordinated debentures at the request of a holder thereof.

           The Company undertakes to effect payment in accordance with the conditions stated herein.

           The Company shall pay to the creditor the aggregate principal amount
           - except to the extent of prior conversions or prepayment pursuant to item 3 and 4 below - in the following instalments and on the following dates:

           Date                                        Amount
           ----                                        ------
           2012-02-20                                  253,800
           2012-05-20                                  253,800
           2012-08-20                                  253,800
           2012-11-20                                  253,800
           2013-03-20                                  498,200
           2013-05-20                                  498,200
           2013-08-20                                  498,200
           2013-11-30                                  498,200
           2014-02-20                                  1,504,000
           2014-05-20                                  1,504,000
           2014-08-20                                  1,504,000
           2014-11-30                                  1,504,000
           2015-02-20                                  2,500,400
           2015-05-20                                  2,500,400
           2015-08-20                                  2,500,400
           2015-11-30                                  2,500,400
           2016-02-20                                  3,496,800
           2016-05-20                                  3,496,800
           2016-08-20                                  3,496,800
           2016-11-30                                  3,496,800
           2017-02-20                                  4,502,600

           2017-05-20                                  4,502,600
           2017-08-20                                  4,502,600
           2017-11-30                                  4,502,600
           2018-02-20                                  5,000,800
           2018-05-20                                  5,000,800
           2018-08-20                                  5,000,800
           2018-11-30                                  5,000,800
           2019-02-20                                  2,500,400
           2019-05-20                                  2,500,400
           2019-08-20                                  2,500,400
           2019-11-30                                  2,500,400
           2020-02-20                                  2,500,400
           2020-05-20                                  2,500,400
           2020-08-20                                  2,500,400
           2020-11-30                                  2,500,400
           2021-02-20                                  2,500,400
           2021-05-20                                  2,500,400
           2021-08-20                                  2,500,400
           2021-11-30                                  2,500,400
           2022-02-20                                  2,500,400
           2022-05-20                                  2,500,400
           2022-08-20                                  2,500,400
           2022-11-30                                  2,500,400
           2023-02-20                                  2,500,400
           2023-05-20                                  2,500,400
           2023-08-20                                  2,500,400

           2023-11-30                                  2,500,400
           2024-02-20                                  2,500,400
           2024-05-20                                  2,500,400
           2024-08-20                                  2,500,400
           2024-11-30                                  2,500,400
           2025-02-20                                  2,500,400
           2025-05-20                                  2,500,400
           2025-08-20                                  2,500,400
           2025-11-30                                  2,500,400


           The annual interest rate shall equal to the sum of (i) a fixed real interest rate plus (ii) an inflation premium. The fixed real interest rate is as following:

           Calendar year 2002:           2,98 %

           Calendar year 2003:           2,98 %

           Calendar year 2004 - 2027     5,98 %

           The inflation premium equals to the percentage-change of the Swedish consumer price index (konsumentprisindex, KPI) of the calendar year preceding the calculation period.

           Interest will be based on the from time to time outstanding principle amount from March 11 2002, which falls due for payment quarterly in arrears on February 20, May 20, August 20 and November 20 each year beginning May 20 2002.

           The Company shall be entitled to postpone the payment of interest if on an interest payment date the Company does not have sufficient available cash to pay. Should the payment of interest be delayed due to such occurrence, the postponed interest shall be paid on the following payment date on which there is available cash to make such payment. The company shall make partial payments on the dates described above in the event it has available cash to make a portion of, but not all of, the interest payments described above. An interest rate equal to a fixed interest rate of 10% plus a inflation premium calculated as above will be charged on any unpaid amount. Such interest shall be charged quarterly.

           If the date on which a payment of principal or interest falls due is not a banking day the payment in question shall be made on the next succeeding day which is a banking day.

           The right to interest on the converted amount cease the day conversion is requested.

3.         Conversion

           The Creditor shall have the right, during the period beginning March 11, 2002 up to and including March 11, 2027 to request the conversion of the claim under the debt instrument to new shares in the Company at a conversion rate of SEK 37,600 per share.
           A request for conversion shall be made in writing and be submitted to the Company together with the convertible subordinated debenture certificate in original.

           New shares corresponding to the amount are entered in the Company on an interim basis. Once registration has taken place at the Patent-and Registration Office, the registration will become final.

4.       Prepayment

          a) The principal, together with any accrued interest thereon, may be prepaid, in full or in part, at any time. The Company shall give the creditor written notice of a prepayment thirty (30) days in advance. The Creditor shall be entitled to request conversion notwithstanding the notice of prepayment.

           b) The Creditor shall, after giving the Company a termination in writing thirty (30) days in advance, be entitled to request that the loan and accrued interest is prepaid wholly or partly.

5.       Adjustment of conversion price

           The following shall apply with respect to the rights that shall apply to creditors in the situation described in Chapter 5, ss. 4, first paragraph, point 8 of Swedish Companies Act and in certain other situations.

           a) If the Company effects a bonus issue of shares, conversion requested on a date does not permit it to be effected prior to or on the tenth calendar day preceding the General Meeting of Shareholders to approve the issue will not be carried out until after the Meeting has approved this matter. Shares arising from conversions effected the following approval of the bonus issue are not entitled to participate in the issue. In connection with conversions effected following approval of the bonus issue an adjusted conversion price is applied in accordance with the following formula.

                  Adjusted                Preceding conversion price x
                  Conversion            = number of shares prior to bonus issue
                                          ------------------------------------
                  Price                   Number of shares following bonus issue


           b) If the Company executes a consolidation or a split of its shares, subsection a) shall be correspondingly applicable.

           Subsections c), d) and e) apply only if the share is listed on the Stockholm Stock Exchange or any comparable list.


           c) If the Company issues new shares - with preferential rights to its shareholders to subscribe for new shares for cash - the following shall apply with respect to the rights to participate in the issue that accrue to shares arising from the conversion:
                  1. If the new issue is resolved by the Board subject to the approval of the General Meeting of Shareholders or as authorised by the meeting, the Board's resolution and the announcement of the new issue shall specify the latest date when conversion shall have been effected in order that shares arising from conversion shall carry rights to participate in the new issue. Such date may not be earlier than the tenth calendar day following the date of the notice.

                  2. If the new issue is to be approved by the General Meeting of Shareholders, conversion requested on such a date that conversion cannot be effected at the latest on the tenth calendar day prior to the date of the General Meeting of Shareholders that approves the issue - will not be effected until the meeting has voted on the new issue. Shares arising through such conversions are entered into the share account on an interim basis, which means that they do not carry entitlement to participate in the issue.

                  In connection with conversion effected on a date such that rights to participate in the new issue do not accrue, the following applies.

                  The conversion price shall be adjusted by the Board in accordance with the following formula:

                                        Preceding conversion price x
                  Adjusted             average market price of the shares during the subscription
                  Conversion           period specified in the resolution authorizing the issue
                  Price                (average share price)
                                       Average share price increased by the theoretical value of the subscription right based on this price

                  The average price shall be considered to correspond to the average of the mean of the highest and lowest prices paid in transactions as recorded in the Stockholm Stock Exchange's official list of prices. In the absence of a quotation of selling price, the last bid quoted shall be used in the calculation. If neither a selling price nor a bid price is quoted on a given day, that day shall be excluded from calculation of the average price.

                  The theoretical value of subscription rights is calculated in accordance with the following formula:


                                       Maximum number of new shares that can be issued in
                                       accordance with the resolution approving the new
                  Value of a           issue x (average share price minus the price at
                  subscription         which the new shares are being issued)
                  right                Number of shares outstanding prior to the resolution
                                       authorizing new shares

                  If a negative value arises in connection with this calculation, the theoretical value of the subscription rights shall be fixed at zero.

                  The adjusted conversion price calculated and described above shall be decided by the Board two Banking days following expiration of the subscription period and shall be applied in any conversion effected thereafter.

                  During the period until the adjusted conversion price is set, only a preliminary conversion is effected, in connection with the full number of shares according to the as yet unadjusted conversion price shall be entered in the share account on an interim basis. Final registration in the share account takes place after the adjusted conversion price has been established.

           d) If the Company effects - in return for cash payment and with preferential rights for the shareholders - an issue as referred to in Chapter 5 of the Swedish Companies Act, the provision in Subsection c), first paragraph, Points 1 and 2, above shall apply correspondingly to the right of shares issued in connection with conversion to participate in the issue.
                  In connection with the conversion effected on a date such that rights to participate in the issue do not accrue, the following shall apply:

                  The conversion price shall be adjusted by the Board in accordance with the following formula:

                          Preceding conversion price x
                                       average market price of the shares during the subscription
                  Adjusted             period specified in the resolution authorizing the issue
                  Conversion           (average share price)
                  Price                Average share price increased by the theoretical value of the subscription rights

                  The average price is calculated as stated in Subsection c).

                  The value of subscription rights shall be considered to correspond to the average of the mean of the highest and lowest prices paid in the transactions in subscription rights between members of the Stockholm Stock Exchange each trading day during the subscription period. In the absence of a quotation of a selling price, the last bid price quoted shall be included in the calculation. If neither a selling price nor a bid price is quoted on a given day, that day shall be excluded from calculation of the value of subscription rights.

                  The adjusted conversion price is set by the Board, as described above, two banking days following expiration of the subscription period and shall be applied in connection with conversions made thereafter.

                  In connection with a conversion effected during the period until the adjusted conversion price is set, the rules stated in Subsection c), in the last paragraph, shall apply correspondingly.


           e) If the Company - in other cases than those set forth in Subsections a) through d) above - should make an offer to its shareholders to acquire on a preferential basis securities or rights of any type from the Company in accordance with the principle stated in Chapter 4, ss. 2 of the Swedish Companies Act, the provision in Subsection c), first paragraph, Points 1 and 2 above shall apply correspondingly to the right of shares issued in connection with conversion to participate in the issue.

                          Preceding conversion price x
                  Adjusted             average market value of the shares during the application
                  Conversion     =     period specified in the offer (average share price)
                  Price          Average share price increased by the value of rights to
                                       participate in the offer (purchase rights)

                  The average price is calculated as stated in Subsection c).

                  The value of purchase rights shall be considered to correspond to the average of the mean of the highest and lowest prices paid each trading day in transactions in trading rights between members if the Stockholm Stock Exchange during the subscription period. In the absence of a quotation of a selling price, the last bid price quoted shall be included in the calculation. If neither a selling price nor a bid price is quoted on a given day, that day shall be excluded from calculation of the value of the purchase rights. The calculation shall be based on the selling prices and bids on a list prepared by the Board.

                  In the event that trading in purchase rights as referred to in the preceding paragraph has not taken place, the adjustment of the conversion price shall be calculated by applying in so far as is possible the principles indicated above in this Subsection e). The conversion price adjusted in the manner described above will be set out by the Board as soon as possible following expiration of the offering period and shall be applied in conversions effected after the adjusted price has been set.

                  In connection with conversions effected during the period until the adjusted conversion price has been set, the rules stated in Subsection c), in the last paragraph, shall apply correspondingly.

                  Subsection f) applies only if the share is not listed on the Stockholm Stock Exchange or any other comparable list.


           f) If the Company - in return for cash payment and with preferential rights for the shareholders - effects a new share issue or an issue pursuant to Chapter 5 of the Swedish Companies Act, the Company shall give all the creditors the same preferential rights as have been granted to the shareholders. In this connection, every creditor, notwithstanding the fact that conversion has not been effected, shall be considered to own the number of shares that it would have received if conversion had been made at the conversion price applicable on the date when the new issue was approved. No adjustment of the conversion price in accordance with subsections c), d) or e) shall be made.

                  Should the Company decide to make an offer such as the one described in subsection E above, what is stated in the preceding paragraph shall be applicable correspondingly, except that the number of shares the creditor shall be considered to own shall, in such case, be determined on the basis of the conversion price at the time of the resolution approving the offer.

           g) If the Company's share capital should be reduced by repayments to its shareholders, the conversion price shall be adjusted by the Board in accordance with the following formula:

                                             Preceding conversion price x
                                             average market price of the shares during a
                  Adjusted                   period of 25 trading days beginning on the date
                  Conversion =               when the shares  were  quoted  without  repayment  rights
                  Price                      (average share price)
                                             Average share price increased by the amount
                                             being repaid per share

                  The average price is calculated as stated in Subsection C.

                  The conversion price, adjusted as stated above, is set by the Board two banking days following the expiration of the stated period of 25 trading days and shall be applied in connection with conversions effected thereafter.

                  If the share of the Company is not listed on the Stockholm Stock Exchange or any comparable list, the real value of the share, as determined by the Company's auditors apply instead of the average share price.

                  No conversions will be effected during the period from the date of the decision to reduce the share capital up to and including the date when the adjusted conversion price is set as stated above.

           h) In adjusting the conversion price as described above, the price shall be rounded off in units of 10 ore, with 5 ore rounded upward.

           i) If the General Meeting of Shareholders, in accordance with Chapter 14 of the Swedish Companies Act, should approve a merger plan whereby the Company would become part of another Company, conversion may not thereafter be requested. However, the creditor has the right, during a period of two months calculated from the date of such approval, to demand immediate payment of the outstanding principle amount of the convertible subordinated debenture plus interest accrued to date of payment. The Company shall notify the creditors, advising them of this right, not later than one week following the beginning of the period. The above does not impair rights that may legally accrue to the creditors in conjunction with a merger.

                  Not later than two months before the Company takes a final decision on the matter of a merger as described above, the creditors shall be informed by notice. The notice shall present a report on the principal content in the merger plan and shall remind the creditors, as stated in the preceding paragraph, that conversion may not be requested once the merger has been finally approved.

                  Should the Company give notice of the planned merger as stated above, the creditors shall have the right to request conversion from the date when the notice of merger plans was issued, provided that conversion can be effected not later than the tenth calendar day prior to the General Meeting of Shareholders at which the merger plan, whereby the Company shall become part of another company, is to be.


           j) If it is decided that the Company is to enter into liquidation, conversion may not be requested thereafter, regardless of the ground for liquidation. The right to request conversion ceases simultaneously with the decision to liquidate, notwithstanding the fact that the decision may not have come into legal force. However, the creditor has the right, in such cases, to demand immediate payment of the outstanding amount of the convertible subordinated debenture plus accrued interest to the date of payment. If the decision to liquidate is made at a General Meeting of Shareholders this right becomes effective on the day following the Meeting or otherwise on the day following the date on which the court order or liquidation has come into legal force. The Company shall immediately thereafter notify the creditors in writing, advising them of their right to demand immediate payment.

                  Not later than two months before the General Meeting of the Shareholders determines whether the Company should enter into liquidation, as provided in Chapter 13, ss. 1 of the Swedish Companies Act, the creditors shall be informed of the planned liquidation. The notice shall include a reminder that conversion may not be requested after the Meeting has voted to liquidate.

                  If the Company gives notice of planned liquidation as stated above, creditors are entitled to request conversion provided that the conversion can be effected not later than the tenth calendar day prior to the General Meeting of Shareholders at which the question of the Company's liquidation is to be considered.


           k) Notwithstanding the statements under Subsections i) and j) that conversion may not be requested after a decision is made to merge or liquidate, rights to request conversion shall be reinstated in cases when the agreement to merge is not implemented or the liquidation is not carried out.

           l) In the event the Company goes into bankruptcy, conversion may not be requested from that point onwards. If however, the bankruptcy is revoked by a higher court of law, conversion may again be requested.


6.         Statute of limitations

           The creditor shall lose all rights to payment 10 years after the maturity date of the loan. The right to receive interest payment will be lost 10 years after each interest payment date.

7.         Consequences of failure to fulfil obligations

           The creditor is entitled to declare the loan and interest payable immediately, in the event that:

           a) the Company does not pay on the due date the amounts of interest or principal that have fallen due for payment unless the Company is entitled to postpone the payment, or

           b) the Company, in any other respect than stated under point a) above, should fail to fulfil its obligations under these terms - or otherwise act in conflict with them - and if such failure is capable of being remedied the Company has not cured such failure within 30 days after receiving notice of such failure from the Creditor, or

           c) the Company is declared bankrupt upon application from another person and such bankruptcy declaration has not been discharged within 15 days, or

           d) the Company suspends its payments, or

           e) the Company experience a change in control, or

           f) the Company changes the direction of its activities.

8.         Miscellaneous

           The Company shall indemnify any cost a creditor has in connection with collecting of the loan in whole or in part.

9.        Notification

          Notices concerning the loan shall be issued to each creditor having informed the Company of its address.

10.      Governing law

         These terms and conditions and any legal matters relating to the convertible subordinated debenture shall be governed by Swedish law.

                              ____________________